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                                                                    Exhibit 99.1

                                                       OMB Number 3235-0569
                                                       Expires: January 31, 2003

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Michael I. Roth, Principal Executive Officer of The MONY Group Inc., state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of The MONY Group Inc., and, except as corrected or supplemented in a subsequent covered report:

          . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2) I have reviewed the contents of this statement with the Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          . Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed with the Commission on March 27, 2002 of The MONY Group Inc.;

          . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of The MONY Group Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

         .    any amendments to any of the foregoing.

/s/  Michael I. Roth                          Subscribed and sworn
--------------------                          to me this 30th day
Michael I. Roth                               of July 2002.
July 30, 2002
                                              /s/ Nadine Agree
                                              --------------------------
                                              Notary Public

                                              My Commission Expires:

                                                    NADINE AGREE
                                           Notary Public, State of New York
                                                  No. 01AG6047129
                                             Qualified in New York County
                                          Commission Expires August 28, 2002